OLD MUTUAL FUNDS I

Old Mutual Analytic Global Fund

Supplement dated June 24, 2009

to the Prospectus dated November 19, 2008

This Supplement updates certain information contained in the currently effective Prospectus of the above named fund (the “Fund”), a series portfolio of Old Mutual Funds I.  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Old Mutual Analytic Global Fund

Effective upon the close of the New York Stock Exchange on July 2, 2009, the Fund will no longer accept investments from new investors or accounts of record with a $0 balance.

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Distributor: Old Mutual Investment Partners
R-09-517 6/2009